UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2026

Solo Brands, Inc.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-40979

Delaware		87-1360865
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

1001 Mustang Dr.
Grapevine,	TX	76051
Address of Principal Executive Offices		Zip Code
(817) 900-2664
Registrant’s Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	SBDS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2026, in order to achieve an equal balance of membership among the classes of directors, the Board of Directors (the “Board”) of Solo Brands, Inc. (the “Company”) determined to move Peter Laurinaitis from Class III, with a term expiring at the 2027 annual meeting of stockholders, to Class II, with a term expiring at the 2026 annual meeting of stockholders. On March 19, 2026, Mr. Laurinaitis, who served as a Class III director, tendered his resignation as a director, effective upon his election by the Board as a Class II director. The resignation and immediate re-election of Mr. Laurinaitis was effected solely to rebalance the Board’s classes and, for all other purposes, Mr. Laurinaitis’s service on the Board, including his service on the Audit Committee, is deemed to have continued uninterrupted. The Board now consists of three Class I directors, two Class II directors, and two Class III directors.

Item 8.01 Other Information.

The Company is also amending and restating the consent of Ernst & Young LLP, the Company’s former independent registered public accounting firm, included as Exhibit 23.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission on March 23, 2026 (the “Form 10-K”). The revised consent updates the date of the auditor’s consent that was filed with the Form 10-K. The revised consent is filed as Exhibit 23.1 hereto and supersedes and replaces the consent that was filed with the Form 10-K. The revised consent does not change any previously reported financial results of operations or any disclosure contained in the Form 10-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits
23.1	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP)
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solo Brands, Inc.
(Registrant)

Date:	March 23, 2026	By:	/s/ Chris Blevins
Chris Blevins
General Counsel